UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 30, 2021

COLGATE-PALMOLIVE COMPANY
(Exact name of registrant as specified in its charter)

Delaware	1-644	13-1815595
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Park Avenue
New York,	New York	10022
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (212) 310-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	CL	New York Stock Exchange
0.000% Notes due 2021	CL21A	New York Stock Exchange
0.500% Notes due 2026	CL26	New York Stock Exchange
1.375% Notes due 2034	CL34	New York Stock Exchange
0.875% Notes due 2039	CL39	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

EXPLANATORY NOTE

This Amendment No. 1 on Form 8-K/A amends and restates the Current Report on Form 8-K filed on April 30, 2021 (the “Report”) by Colgate-Palmolive Company (the “Company”) in order to correct a clerical error in Table 3, Condensed Consolidated Statements of Cash Flows, that is part of the press release attached as Exhibit 99 to the Report, in which one line item (Dividends paid) was inadvertently omitted therefrom. No other changes are being made to the Report or to the press release attached as Exhibit 99 thereto.

Item 2.02.    Results of Operations and Financial Condition.

On April 30, 2021, the Company issued a press release announcing its earnings for the quarter ended March 31, 2021. This press release is attached as Exhibit 99 and is incorporated herein by reference.

The information in Item 2.02 of this Current Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in Item 2.02 of this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

Item 9.01.    Financial Statements and Exhibits.

(d)     Exhibits. The following exhibits are filed with this document:

Exhibit Number     Description

99    Press release, dated April 30, 2021, issued by Colgate-Palmolive Company

104    Cover Page Interactive Data File (embedded within the Inline eXtensible Business Reporting Language (Inline XBRL) document)

EXHIBIT INDEX
Exhibit Number     Description

99    Press release, dated April 30, 2021, issued by Colgate-Palmolive Company

104    Cover Page Interactive Data File (embedded within the Inline eXtensible Business Reporting Language (Inline XBRL) document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLGATE-PALMOLIVE COMPANY

Date: April 30, 2021	By: /s/ Stanley J. Sutula III
Name: Stanley J. Sutula III
Title: Chief Financial Officer